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                                                                   EXHIBIT 10.39


                       ASSUMPTION AND ASSIGNMENT AGREEMENT

         THIS ASSUMPTION AGREEMENT (this "Agreement") is made as of this 17th day of April, 2001, by and among, Columbia Hill, LLC, a North Carolina limited liability company (the "Debtor"), PF Management, Inc., a North Carolina corporation with principal offices in Hickory, North Carolina (the "Corporation"), and James C. Richardson, Jr., David R. Clark, and James M. Templeton (collectively, the "Guarantors").

                                    Recital:

         WHEREAS, the Debtor is obligated to Pierre Foods, Inc. (herein the "Obligee") under the terms of a certain promissory note dated February 28, 1997, as modified by that certain Note Modification Agreement dated January 7, 1999 (the "Modification"), in the original amount of $705,493.00 (as modified, the "Note"), a copy of which Note and Modification is attached hereto as Exhibit A, issued pursuant to that certain Agreement to Purchase and Sell Stock dated February 28, 1997 by and between WSMP, Inc. and the Debtor (the "Contract"), and

         WHEREAS, the Debtor is desirous of contributing and assigning its rights in the Contract and its assets, subject to its liabilities, to the Corporation as a contribution to its capital, and the Corporation is willing to assume all indebtedness, liabilities, and obligations of the Debtor under the Note and Contract.

         NOW, THEREFORE, in consideration of the mutual premises herein and the contribution by the Debtor of its assets to the Corporation, the parties hereto agree as follows:

         1. The Debtor hereby contributes all of its assets, subject to its liabilities, to the Corporation and hereby assigns the Contract to the Corporation.

         2. The Corporation hereby assumes the Note and accepts assignment of the Contract, and the Corporation hereby covenants, promises, and agrees (a) to pay the principal and interest due on the Note, and all other sums payable thereunder, at the times, in the manner, and in all respects as therein provided; (b) to perform and comply with all of the terms, covenants, agreements, and obligations to be performed by the Debtor under the Note or Contract at the times, in the manner, and in all respects as therein provided; and (c) to be bound by each and all of the terms, covenants, agreements, and obligations of the Contract and the Note. All Guarantors shall comply with all requirements of the Contract regarding execution and delivery of guaranties in the appropriate form to the Obligee.

         3. The Debtor shall remain fully liable under the terms, provisions, covenants, and obligations of the Note. The liability of the Debtor, Guarantors and the Corporation under the Note shall be joint and several. The assumption by the Corporation of the Note, the execution and delivery of this Agreement and the terms, provisions, covenants, agreements, or obligations contained in this Agreement shall in no manner release or lessen the indebtedness, liabilities, and obligations of the Debtor and Guarantors under the Note.


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         4.       This Agreement shall be governed by and construed in
accordance with the laws of the State of North Carolina. This Agreement shall be binding upon the parties, their heirs, successors and assigns.

         5. This Agreement may be executed in counterparts, all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Agreement has been executed under seal as of the day and year first above written.



                                     COLUMBIA HILL, LLC


                                     ------------------------------------(SEAL)
                                     James C. Richardson Jr., Manager


                                     ------------------------------------(SEAL)
                                     David R. Clark, Manager


                                     ------------------------------------(SEAL)
                                     Larry D. Hefner, Manager



ATTEST:                              PF Management, Inc.


------------------------             By:
Brian D. Davis                          ---------------------------------
Secretary                               David R. Clark
                                        President
(Corporate Seal)


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                                     Guarantors:



                                     ------------------------------------(SEAL)
                                     David R. Clark


                                     ------------------------------------(SEAL)
                                     James C. Richardson Jr.


                                     ------------------------------------(SEAL)
                                     James M. Templeton

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                                    EXHIBIT A

                                      NOTE